CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc.

EXHIBIT C

AMENDED as of March 23, 2016

Portfolio Series of the Trust

FUND

WisdomTree Total Dividend Fund

WisdomTree High Dividend Fund

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Asia-Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Global High Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree LargeCap Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Commodity Country Equity Fund

WisdomTree Global Natural Resources Fund

WisdomTree Global ex-U.S. Utilities Fund

WisdomTree Total Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree MidCap Earnings Fund

WisdomTree SmallCap Earnings Fund

WisdomTree LargeCap Value Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree India Earnings Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Brazilian Real Strategy Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Indian Rupee Strategy Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Commodity Currency Strategy Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Asia Local Debt Fund

WisdomTree Global Real Return

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Strategic Corporate Bond Fund

CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc.

EXHIBIT C

AMENDED as of March 23, 2016

Portfolio Series of the Trust

FUND

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree United Kingdom Hedged Equity Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree Korea Hedged Equity Fund

WisdomTree Japan Interest Rate Strategy Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Health Care Fund

WisdomTree Japan Hedged Tech, Media and Telecom Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Japan Hedged Quality Dividend Growth Fund

WisdomTree Western Asset Unconstrained Bond Fund

WisdomTree Japan Quality Dividend Growth Fund

WisdomTree International Hedged SmallCap Dividend Fund

WisdomTree Global ex-U.S. Hedged Dividend Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Barclay’s U.S. Aggregate Bond Enhanced Yield Fund

WisdomTree International Hedged Equity Fund

WisdomTree Strong Dollar U.S. Equity Fund

WisdomTree Weak Dollar U.S. Equity Fund

WisdomTree Strong Dollar Emerging Markets Equity Fund

WisdomTree Europe Local Recovery Fund

WisdomTree Global ex-U.S. Hedged Real Estate Fund

WisdomTree Global SmallCap Dividend Fund

WisdomTree Global Hedged SmallCap Dividend Fund

CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc.

EXHIBIT C

AMENDED as of March 23, 2016

Portfolio Series of the Trust

WisdomTree Dynamic Long/Short U.S. Equity Fund

WisdomTree Dynamic Bearish U.S. Equity Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Dynamic Currency Hedged Europe Equity Fund

WisdomTree Dynamic Currency Hedged Japan Equity Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree Emerging Markets Dividend Fund

WisdomTree Global ex-Mexico Equity Fund

WisdomTree Fundamental U.S. Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. BBB Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term BBB Corporate Bond Fund

WisdomTree Trust	WisdomTree Asset Management, Inc.

Signature	Signature
Jonathan Steinberg	Gregory Barton
President	Chief Operating Officer

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